SECOND AMENDMENT TO AGREEMENT OF SALE

THIS SECOND AMENDMENT TO AGREEMENT OF SALE (the “Second Amendment”) is made and entered into as of February 1, 2008 (the “Effective Date”), by and among TST OVERLAND PARK, L.P., a Kansas limited partnership, TST EL PASO PROPERTIES, LTD., a Texas limited partnership, TST JACKSONVILLE II, LLC, a Delaware limited liability company, TST TAMPA BAY, LTD., a Florida limited partnership, TST LARGO ASC, LTD., a Florida limited partnership, TST BRANDON, LTD., a Florida limited partnership, TST LAKELAND, LTD., a Florida limited partnership (each a “Seller,” and collectively “Sellers”), TRIPLE NET PROPERTIES, LLC, a Virginia limited liability company (“Buyer”), and LANDAMERICA FINANCIAL GROUP, INC., a corporation of the Commonwealth of Virginia (“Escrow Agent”), with reference to the following Recitals:

R E C I T A L S

A. Sellers and Buyer previously entered into that certain Agreement of Sale dated December 19, 2007, as amended by that certain First Amendment to Agreement of Sale dated January 16, 2008 (collectively, the “Purchase Agreement”), wherein each Seller agreed to sell, and Buyer agreed to buy, each Seller’s Respective Property (as defined in the Purchase Agreement).

B. Sellers and Buyer by this Second Amendment desire to further amend the Purchase Agreement as set forth herein.

NOW, THEREFORE, in consideration of the foregoing Recitals (which are incorporated herein by this reference) and for other good and valuable consideration, the receipt and sufficiency of which are herby acknowledged, the parties hereto agree as follows:

A G R E E M E N T

1. Definitions. All initially capitalized terms not otherwise defined herein shall have the meanings given to such terms in the Purchase Agreement. As of the Effective Date, all references to “the Agreement” or “this Agreement” in the Purchase Agreement and in this Second Amendment shall mean and refer to the Purchase Agreement as amended by this Second Amendment unless the context clearly indicates otherwise.

2. Fourth Floor Credit. Notwithstanding anything to the contrary contained in the Purchase Agreement or in any closing or settlement statement made with respect thereto, at the closing of the transfer contemplated in the Purchase Agreement with respect to the REIT Properties (the “REIT Closing”), Escrow Agent shall credit Buyer an amount equal to the sum of all Completion Obligations pursuant to and in accordance with Section 2(d) of the Purchase Agreement, including, without limitation a credit of $451,000.00 (the “Fourth Floor Credit”), which is necessary to fund the Completion Obligations applicable to the Fourth Floor Amendment (as defined on the attached Exhibit D-1).

3. Amendment to Exhibit D. Exhibit D (Completion Obligations) is hereby amended by deleting such exhibit in its entirety and inserting in lieu thereof Exhibit D-1 attached hereto.

4. Miscellaneous.

(a) Successors and Assigns. This Second Amendment shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors, heirs, administrators and assigns. Neither Buyer nor Sellers shall assign its right, title or interest in and to this Second Amendment.

(b) Amendments. Except as otherwise provided herein, this Second Amendment may be amended or modified only by a written instrument executed by all parties hereto.

(c) Applicable Law. This Second Amendment shall be governed by and construed in accordance with the internal laws of the State of Kansas without reference to choice of law principals which might indicate that the law of some other jurisdiction should apply.

(d) Attorneys Fees. In the event a dispute arises concerning the performance, meaning or interpretation of any provision of this Second Amendment or any document executed in connection with this Second Amendment, the prevailing party in such dispute shall be awarded any and all costs and expenses incurred by the prevailing party in enforcing, defending or establishing its rights hereunder or thereunder, including, without limitation, court costs and attorneys’ fees. In addition to the foregoing award of costs and fees, the prevailing party shall also be entitled to recover its attorneys’ fees incurred in any post judgment proceedings to collect or enforce any judgment. This provision is separate and several and shall survive the merger of this Second Amendment or any such other document into any judgment on this Second Amendment or such document.

(e) Partial Invalidity. If any provision of this Second Amendment, or the application thereof to any person, place, or circumstance, shall be held by a court of competent jurisdiction to be invalid, unenforceable or void, the remainder of this Second Amendment and such provisions as applied to other persons, places and circumstances shall remain in full force and effect.

(f) Waivers. No delay or failure on the part of any party hereto in exercising any right, power or privilege under this Second Amendment or under any other instrument or document given in connection with or pursuant to this Second Amendment shall impair any such right, power or privilege or be construed as a waiver of any default or any acquiescence therein. No single or partial exercise of any such right, power or privilege shall preclude the further exercise of such right, power or privilege. No waiver shall be valid against any party hereto unless made in writing and signed by the party against whom enforcement of such waiver is sought and then only to the extent expressly specified herein.

(g) Authority. Each individual executing this Second Amendment on behalf of an entity hereby represents and warrants to the other party or parties to this Second Amendment that (i) such individual has been duly and validly authorized to execute and deliver this Second Amendment and any and all other documents contemplated by this Second Amendment on behalf of such entity; and (ii) this Second Amendment and all documents executed by such individual on behalf of such entity pursuant to this Second Amendment are and will be duly authorized, executed and delivered by such entity and are and will be legal, valid and binding obligations of such entity.

(h) Effect of this Second Amendment. Except as amended and/or modified by this Second Amendment, the Purchase Agreement is hereby ratified and confirmed and all other terms of the Purchase Agreement are and shall remain in full force and effect, unaltered and unchanged by this Second Amendment. In the event of any conflict between the provisions of this Second Amendment and the provisions of the Purchase Agreement, the provisions of this Second Amendment shall control. Whether or not specifically amended by this Second Amendment, all of the terms and provisions of the Purchase Agreement are hereby amended to the extent necessary to give effect to the purpose and intent of this Second Amendment.

(i) Counterparts. This Second Amendment may be executed in any number of counterparts with the same effect as if all of the parties had signed the same document. All counterparts shall be construed together and shall constitute one agreement.

[Signatures on following pages]

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed by their duly authorized representatives as of the Effective Date.

SELLER:

TST OVERLAND PARK, LTD.,
a Kansas limited partnership

By:	TST OVERLAND PARK MANAGEMENT, L.L.C.,
a Kansas limited liability company
Its General Partner
	By:	/s/ Rance M. Sanders

Rance M. Sanders

Its Manager

TST EL PASO PROPERTIES, LTD.,
a Texas limited partnership

By:	TST EL PASO MANAGEMENT, LLC,
a Texas limited liability company
Its General Partner
	By:	/s/ Rance M. Sanders

Rance M. Sanders

Its Manager

TST JACKSONVILLE II, LLC,
a Delaware limited liability company

By: /s/ Rance M. Sanders
Rance M. Sanders

Its Manager

TST TAMPA BAY, LTD.,
a Florida limited partnership

By:	TST TAMPA BAY MANAGEMENT, LLC,
a Florida limited liability company
Its General Partner
	By:	/s/ Rance M. Sanders

Rance M. Sanders

Its Manager

TST LARGO ASC, LTD.,
a Florida limited partnership

By:	TST LARGO ASC MANAGEMENT, LLC,
a Florida limited liability company
Its General Partner
	By:	/s/ Rance M. Sanders

Rance M. Sanders

Its Manager

TST BRANDON, LTD.,
a Florida limited partnership

By:	TST BRANDON MANAGEMENT, L.L.C.,
a Florida limited liability company
Its General Partner
	By:	/s/ Rance M. Sanders

Rance M. Sanders

Its Manager

TST LAKELAND, LTD.,
a Florida limited partnership

By:	TST LAKELAND MANAGEMENT, LLC,
a Florida limited liability company
Its General Partner
	By:	/s/ Rance M. Sanders

Rance M. Sanders

Its Manager

BUYER:

TRIPLE NET PROPERTIES, LLC,
a Virginia limited liability

By: Name: Title:	/s/ Jeffrey T. Hanson Jeffrey T. Hanson Chief Investment Officer

ESCROW AGENT:

LANDAMERICA FINANCIAL GROUP, INC.,
a corporation of the Commonwealth of Virginia

By: Name: Title:	/s/ Lois McCauley Lois McCauley Escrow Officer